CAMDEN DURHAM
LEASING CENTER

Featured Community: Camden Durham • Durham, NC • 420 Apartment Homes • Currently in Lease-up

CAMDEN
Living Excellence

4Q23 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2023 OPERATING RESULTS,
2024 FINANCIAL OUTLOOK, AND FIRST QUARTER 2024 DIVIDEND

Houston, Texas (February 1, 2024) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2023. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2023 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Per Diluted Share	2023	2022	2023	2022
EPS	$2.03	$0.42	$3.70	$6.04
FFO	$1.72	$1.74	$6.78	$6.59
Core FFO	$1.73	$1.74	$6.82	$6.52
Core AFFO	$1.44	$1.48	$5.94	$5.69

	Three Months Ended	4Q23 Guidance	4Q23 Guidance
Per Diluted Share	December 31, 2023	Midpoint	Variance
EPS	$2.03	$0.39	$1.64
FFO	$1.72	$1.72	$0.00
Core FFO	$1.73	$1.72	$0.01

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q23 vs. 4Q22	4Q23 vs. 3Q23	2023 vs. 2022
Revenues	2.6%	(0.6)%	5.1%
Expenses	7.7%	(2.2)%	6.7%
Net Operating Income ("NOI")	0.0%	0.3%	4.3%

Same Property Results	4Q23	4Q22	3Q23
Occupancy	94.9%	95.8%	95.6%

For 2023, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	January 2024*	January 2023	4Q23	4Q22
Signed New Lease Rates	(3.8)%	1.8%	(4.3)%	4.0%
Signed Renewal Rates	3.6%	7.1%	3.9%	8.3%
Signed Blended Lease Rates	(0.3)%	4.1%	(0.6)%	6.1%
New Lease and Renewal Data - Date Effective (2)	January 2024*	January 2023	4Q23	4Q22
Effective New Lease Rates	(4.4)%	1.1%	(3.9)%	5.2%
Effective Renewal Rates	3.7%	8.4%	4.4%	10.2%
Effective Blended Lease Rates	(0.6)%	4.8%	0.1%	7.5%
*Data as of January 31, 2024
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	January 2024*	January 2023	4Q23	4Q22
Occupancy	95.0%	95.3%	94.9%	95.8%
Bad Debt	N/A	1.6%	1.1%	1.6%
Annualized Gross Turnover	41%	44%	44%	44%
Annualized Net Turnover	31%	36%	34%	37%
*Data as of January 31, 2024

Development Activity
During the quarter, construction was completed at Camden NoDa in Charlotte, NC. Additionally, leasing began at Camden Woodmill Creek in The Woodlands, TX and leasing continued at Camden Durham in Durham, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2024
Camden NoDa	Charlotte, NC	387	$107.6	89%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 1/31/2024
Camden Durham	Durham, NC	420	$145.0	17%
Camden Woodmill Creek	The Woodlands, TX	189	75.0	15%
Camden Village District	Raleigh, NC	369	138.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,166	$438.0

Disposition Activity
During the quarter, the Company disposed of a 714-apartment home community in Costa Mesa, CA for approximately $232.0 million and recognized a gain of approximately $176.4 million. In February 2024, Camden expects to close on a planned disposition of a 592-apartment home community in Atlanta, GA for approximately $115.0 million.

Capital Markets Transactions
During the quarter, the Company issued $500 million senior unsecured notes due 2026. These three-year notes were issued at 99.997% of par value with a coupon of 5.850%, a yield of 5.85%, and effective interest rate of 6.08% per annum after giving effect to deducting the underwriting discounts and other expenses of the offering. In connection with the offering of the notes, Camden initiated a forward interest rate swap agreement with an aggregate notional amount of $500 million. Under the interest rate swap agreement, the Company receives a fixed rate of 5.85% and pays a floating interest rate of daily compounded SOFR plus 1.12%.

Subsequent to quarter-end, the Company issued $400 million senior unsecured notes due 2034. These ten-year notes were issued at 99.638% of par value with a coupon of 4.900%, a yield of 4.94%, and effective interest rate of 5.06% per annum after giving effect to deducting the underwriting discounts and other expenses of the offering. Also subsequent to quarter-end, the Company repaid the outstanding balance on its $300 million unsecured term loan and repaid its 4.36% $250 million senior unsecured notes payable which matured in January 2024.

Liquidity Analysis
As of December 31, 2023, Camden had over $1.4 billion of liquidity comprised of approximately $259.7 million in cash and cash equivalents, and nearly $1.2 billion of availability under its unsecured credit facility. At quarter-end, the Company had $137.6 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden provided initial earnings guidance for 2024 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2024 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q24	2024
Per Diluted Share	Range	Range	Midpoint
EPS	$0.74 - $0.78	$1.72 - $2.02	$1.87
FFO	$1.62 - $1.66	$6.54 - $6.84	$6.69
Core FFO(1)	$1.65 - $1.69	$6.59 - $6.89	$6.74
(1) The Company's 2024 core FFO guidance includes approximately $0.05 per share of non-core adjustments for casualty-related expenses, legal costs, loss on early retirement of debt, and expensed pursuit costs.

	2024
Same Property Growth Guidance	Range	Midpoint
Revenues	0.50% - 2.50%	1.50%
Expenses	3.75% - 5.25%	4.50%
NOI	(1.50%) - 1.50%	0.00%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2024 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration

Camden's Board of Trust Managers declared a first quarter 2024 dividend of $1.03 per common share payable on April 17, 2024 to shareholders of record as of March 29, 2024. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call

Friday, February 2, 2024 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 5105539
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,634 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 59,800 apartment homes in 176 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 16 consecutive years, most recently ranking #33. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Property revenues	$387,587	$375,909	$1,542,027	$1,422,756

Adjusted EBITDAre	228,378	226,066	901,081	834,547

Net income attributable to common shareholders	222,330	45,709	403,309	653,613
Per share - basic	2.04	0.42	3.71	6.07
Per share - diluted	2.03	0.42	3.70	6.04

Funds from operations	189,655	191,576	747,876	719,612
Per share - diluted	1.72	1.74	6.78	6.59

Core funds from operations	190,534	191,479	751,962	712,807
Per share - diluted	1.73	1.74	6.82	6.52

Core adjusted funds from operations	158,607	162,446	654,868	622,092
Per share - diluted	1.44	1.48	5.94	5.69

Dividends per share	1.00	0.94	4.00	3.76
Dividend payout ratio (FFO)	58.1%	54.0%	59.0%	57.1%

Interest expensed	33,968	30,668	133,395	113,424
Interest capitalized	5,034	4,554	20,235	18,097
Total interest incurred	39,002	35,222	153,630	131,521

Net Debt to Annualized Adjusted EBITDAre (a)	4.0x	4.1x	4.1x	4.1x
Interest expense coverage ratio	6.7x	7.4x	6.8x	7.4x
Total interest coverage ratio	5.9x	6.4x	5.9x	6.3x
Fixed charge expense coverage ratio	6.7x	7.4x	6.8x	7.4x
Total fixed charge coverage ratio	5.9x	6.4x	5.9x	6.3x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.5x	3.4x	3.5x	3.4x

Same property NOI growth (b) (c)	0.0%	10.9%	4.3%	14.6%
(# of apartment homes included)	47,423	46,151	47,423	46,151

Same property turnover
Gross turnover of apartment homes (annualized)	44%	44%	51%	50%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	34%	37%	41%	43%

	As of December 31,		As of December 31,
	2023	2022	2023	2022
Total assets	$9,383,737	$9,327,935	$9,383,737	$9,327,935
Total debt	$3,715,436	$3,680,913	$3,715,436	$3,680,913
Common and common equivalent shares, outstanding end of period (d)	110,336	110,135	110,336	110,135
Share price, end of period	$99.29	$111.88	$99.29	$111.88
Book equity value, end of period (e)	$5,051,771	$5,056,921	$5,051,771	$5,056,921
Market equity value, end of period (f)	$10,955,261	$12,321,904	$10,955,261	$12,321,904

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at December 31, 2023: 108,742 common shares (including 34 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
OPERATING DATA

Property revenues (a)	$387,587	$375,909	$1,542,027	$1,422,756

Property expenses
Property operating and maintenance	89,873	81,233	353,911	315,737
Real estate taxes	46,664	45,896	195,009	182,344
Total property expenses	136,537	127,129	548,920	498,081

Non-property income
Fee and asset management	1,078	931	3,451	5,188
Interest and other income	322	138	879	3,019
Income/(loss) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Total non-property income/(loss)	11,381	9,882	19,728	(11,430)

Other expenses
Property management	8,767	7,373	33,706	28,601
Fee and asset management	440	426	1,717	2,516
General and administrative	15,744	15,887	62,506	60,413
Interest	33,968	30,668	133,395	113,424
Depreciation and amortization	144,956	147,271	574,813	577,020
Expense/(benefit) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Total other expenses	213,856	210,438	821,535	762,337

Loss on early retirement of debt	—	—	(2,513)	—
Gain on sale of operating properties, including land	176,497	—	225,416	36,372
Gain on acquisition of unconsolidated joint venture interests	—	—	—	474,146
Equity in income of joint ventures	—	—	—	3,048
Income from continuing operations before income taxes	225,072	48,224	414,203	664,474
Income tax expense	(897)	(753)	(3,650)	(2,966)
Net income	224,175	47,471	410,553	661,508
Less income allocated to non-controlling interests	(1,845)	(1,762)	(7,244)	(7,895)
Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$224,175	$47,471	$410,553	$661,508
Other comprehensive income
Unrealized loss on cash flow hedging activities	(728)	—	(728)	—
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(183)	489	(183)	489
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	369	1,433	1,476
Comprehensive income	223,622	48,329	411,075	663,473
Less income allocated to non-controlling interests	(1,845)	(1,762)	(7,244)	(7,895)
Comprehensive income attributable to common shareholders	$221,777	$46,567	$403,831	$655,578

PER SHARE DATA

Total earnings per common share - basic	$2.04	$0.42	$3.71	$6.07
Total earnings per common share - diluted	2.03	0.42	3.70	6.04

Weighted average number of common shares outstanding:
Basic	108,698	108,467	108,653	107,605
Diluted	110,312	108,512	109,399	108,388

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2023, we recognized $387.6 million of property revenue which consisted of approximately $346.0 million of rental revenue and approximately $41.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $375.9 million recognized for the three months ended December 31, 2022, made up of approximately $336.0 million of rental revenue and approximately $39.9 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2023, we recognized $1,542.0 million of property revenue which consisted of approximately $1,374.0 million of rental revenue and approximately $168.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,422.8 million of property revenue recognized for the twelve months ended December 31, 2022, made up of approximately $1,266.0 million of rental revenue and approximately $156.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.7 million and $10.0 million for the three months ended December 31, 2023 and 2022, respectively and was $42.0 million and $37.5 million for the twelve months ended December 31, 2023 and 2022, respectively.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613
Real estate depreciation and amortization	141,892	144,105	562,654	565,913
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,845	1,762	7,244	7,895
Gain on sale of operating properties	(176,412)	—	(225,331)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$189,655	$191,576	$747,876	$719,612

Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,534	$191,479	$751,962	$712,807

Less: recurring capitalized expenditures (b)	(31,927)	(29,033)	(97,094)	(90,715)

Core adjusted funds from operations	$158,607	$162,446	$654,868	$622,092

PER SHARE DATA
Funds from operations - diluted	$1.72	$1.74	$6.78	$6.59
Core funds from operations - diluted	1.73	1.74	6.82	6.52
Core adjusted funds from operations - diluted	1.44	1.48	5.94	5.69
Distributions declared per common share	1.00	0.94	4.00	3.76

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,312	110,117	110,269	109,261

PROPERTY DATA
Total operating properties (end of period) (c)	172	172	172	172
Total operating apartment homes in operating properties (end of period) (c)	58,634	58,702	58,634	58,702
Total operating apartment homes (weighted average)	59,245	58,621	59,068	56,566

(a) Activity relates to proceeds from a previously sold technology investment.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
ASSETS
Real estate assets, at cost
Land	$1,711,873	$1,732,804	$1,727,182	$1,722,881	$1,716,273
Buildings and improvements	10,993,390	10,963,667	10,848,837	10,778,795	10,674,619
	12,705,263	12,696,471	12,576,019	12,501,676	12,390,892
Accumulated depreciation	(4,332,524)	(4,254,388)	(4,113,095)	(3,987,438)	(3,848,111)
Net operating real estate assets	8,372,739	8,442,083	8,462,924	8,514,238	8,542,781
Properties under development, including land	486,864	499,761	516,543	515,134	524,981
Total real estate assets	8,859,603	8,941,844	8,979,467	9,029,372	9,067,762
Accounts receivable – affiliates	11,905	12,057	12,121	12,121	13,364
Other assets, net (a)	244,182	237,594	239,958	226,394	229,371
Cash and cash equivalents	259,686	14,600	20,326	20,419	10,687
Restricted cash	8,361	8,369	8,531	6,863	6,751
Total assets	$9,383,737	$9,214,464	$9,260,403	$9,295,169	$9,327,935

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,385,309	$3,323,057	$3,352,415	$3,232,682	$3,165,924
Secured	330,127	330,071	330,015	515,134	514,989
Accounts payable and accrued expenses	222,599	211,759	192,613	191,468	211,370
Accrued real estate taxes	96,517	128,794	93,642	48,084	95,551
Distributions payable	110,427	110,463	110,465	110,444	103,628
Other liabilities (b)	186,987	175,341	189,711	193,804	179,552
Total liabilities	4,331,966	4,279,485	4,268,861	4,291,616	4,271,014

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,156	1,156
Additional paid-in capital	5,914,868	5,911,627	5,907,828	5,903,437	5,897,454
Distributions in excess of net income attributable to common shareholders	(613,651)	(727,117)	(666,218)	(648,457)	(581,532)
Treasury shares	(320,364)	(320,702)	(320,675)	(321,431)	(328,684)
Accumulated other comprehensive loss (c)	(1,252)	(699)	(1,057)	(1,415)	(1,774)
Total common equity	4,980,757	4,864,265	4,921,034	4,933,290	4,986,620
Non-controlling interests	71,014	70,714	70,508	70,263	70,301
Total equity	5,051,771	4,934,979	4,991,542	5,003,553	5,056,921
Total liabilities and equity	$9,383,737	$9,214,464	$9,260,403	$9,295,169	$9,327,935

(a) Includes net deferred charges of:	$5,879	$6,481	$7,033	$7,710	$8,413

(b) Includes deferred revenues of:	$1,030	$1,167	$1,239	$1,348	$304

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2023 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,911	281	—	—	6,192
Houston, TX	6,398	2,756	—	377	9,531
Atlanta, GA	3,970	892	—	—	4,862
Dallas, TX	4,974	1,250	—	—	6,224
Phoenix, AZ	4,029	397	—	—	4,426
SE Florida	2,376	674	—	—	3,050
Orlando, FL	3,294	660	—	—	3,954
Los Angeles/Orange County, CA	1,141	670	—	—	1,811
Tampa, FL	2,654	450	—	—	3,104
Denver, CO	2,873	—	—	—	2,873
Charlotte, NC	2,838	266	387	—	3,491
Raleigh, NC	2,542	710	—	789	4,041
Austin, TX	2,000	1,686	—	—	3,686
San Diego/Inland Empire, CA	1,665	132	—	—	1,797
Nashville, TN	758	—	—	—	758
Total Portfolio	47,423	10,824	387	1,166	59,800

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
D.C. Metro (a)	14.7%	12.8%	96.7%	96.6%	96.5%	96.1%	96.4%
Houston, TX	11.0%	12.7%	94.4%	95.2%	94.8%	94.3%	95.1%
Atlanta, GA	7.5%	7.3%	92.3%	93.6%	92.9%	93.1%	94.7%
Dallas, TX	7.7%	8.2%	94.3%	95.4%	95.5%	95.0%	95.7%
Phoenix, AZ	9.7%	8.8%	94.5%	94.5%	94.0%	94.7%	95.1%
SE Florida	6.6%	7.0%	96.1%	95.8%	96.3%	96.4%	96.2%
Orlando, FL	6.2%	6.4%	94.9%	95.5%	96.6%	96.1%	96.2%
Los Angeles/Orange County, CA	3.0%	4.1%	93.1%	95.4%	94.6%	95.0%	96.0%
Tampa, FL	6.6%	6.3%	95.5%	95.9%	96.3%	96.6%	96.7%
Denver, CO	6.9%	5.7%	96.4%	96.6%	96.3%	95.8%	96.1%
Charlotte, NC	5.8%	5.4%	94.7%	95.6%	95.4%	94.8%	95.8%
Raleigh, NC	4.5%	4.8%	95.0%	95.6%	95.8%	95.1%	95.7%
Austin, TX	3.4%	4.9%	93.1%	94.3%	93.7%	94.4%	95.5%
San Diego/Inland Empire, CA	4.8%	4.3%	95.5%	96.1%	95.6%	95.3%	96.1%
Nashville, TN	1.6%	1.3%	93.4%	95.3%	96.5%	96.8%	96.9%
Total Portfolio	100.0%	100.0%	94.7%	95.4%	95.2%	95.1%	95.7%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2023	2022	Change	2023	2022	Change
"Same Property" Communities (a)	47,423	$311,087	$303,301	$7,786	$1,238,564	$1,178,247	$60,317
Non-"Same Property" Communities (b)	10,824	66,486	63,123	3,363	264,396	200,479	63,917
Development and Lease-Up Communities (c)	1,553	1,886	—	1,886	3,851	—	3,851
Disposition/Other (d)	—	8,128	9,485	(1,357)	35,216	44,030	(8,814)
Total Property Revenues	59,800	$387,587	$375,909	$11,678	$1,542,027	$1,422,756	$119,271

Property Expenses
"Same Property" Communities (a)	47,423	$108,145	$100,371	$7,774	$434,389	$407,260	$27,129
Non-"Same Property" Communities (b)	10,824	24,503	23,370	1,133	100,413	76,537	23,876
Development and Lease-Up Communities (c)	1,553	624	(25)	649	1,236	(28)	1,264
Disposition/Other (d)	—	3,265	3,413	(148)	12,882	14,312	(1,430)
Total Property Expenses	59,800	$136,537	$127,129	$9,408	$548,920	$498,081	$50,839

Property Net Operating Income
"Same Property" Communities (a)	47,423	$202,942	$202,930	$12	$804,175	$770,987	$33,188
Non-"Same Property" Communities (b)	10,824	41,983	39,753	2,230	163,983	123,942	40,041
Development and Lease-Up Communities (c)	1,553	1,262	25	1,237	2,615	28	2,587
Disposition/Other (d)	—	4,863	6,072	(1,209)	22,334	29,718	(7,384)
Total Property Net Operating Income	59,800	$251,050	$248,780	$2,270	$993,107	$924,675	$68,432

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2022, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	December 31,	September 30,	June 30,	March 31,	December 31,
Property Revenues	Homes	2023	2023	2023	2023	2022
"Same Property" Communities (a)	47,423	$311,087	$312,965	$309,516	$304,996	$303,301
Non-"Same Property" Communities (b)	10,824	66,486	67,398	66,258	64,254	63,123
Development and Lease-Up Communities (c)	1,553	1,886	1,315	597	53	—
Disposition/Other (d)	—	8,128	9,100	9,128	8,860	9,485
Total Property Revenues	59,800	$387,587	$390,778	$385,499	$378,163	$375,909

Property Expenses
"Same Property" Communities (a)	47,423	$108,145	$110,627	$108,308	$107,309	$100,371
Non-"Same Property" Communities (b)	10,824	24,503	25,915	25,423	24,572	23,370
Development and Lease-Up Communities (c)	1,553	624	408	174	30	(25)
Disposition/Other (d)	—	3,265	3,155	3,692	2,770	3,413
Total Property Expenses	59,800	$136,537	$140,105	$137,597	$134,681	$127,129

Property Net Operating Income
"Same Property" Communities (a)	47,423	$202,942	$202,338	$201,208	$197,687	$202,930
Non-"Same Property" Communities (b)	10,824	41,983	41,483	40,835	39,682	39,753
Development and Lease-Up Communities (c)	1,553	1,262	907	423	23	25
Disposition/Other (d)	—	4,863	5,945	5,436	6,090	6,072
Total Property Net Operating Income	59,800	$251,050	$250,673	$247,902	$243,482	$248,780

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2022, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q23	4Q22	Growth	4Q23	4Q22	Growth	4Q23	4Q22	Growth
D.C. Metro	5,911	$43,691	$41,924	4.2%	$13,809	$13,014	6.1%	$29,882	$28,910	3.4%
Phoenix, AZ	4,029	26,813	26,583	0.9%	7,207	6,495	11.0%	19,606	20,088	(2.4)%
Houston, TX	6,398	36,669	35,478	3.4%	14,413	14,537	(0.9)%	22,256	20,941	6.3%
Atlanta, GA	3,970	24,266	24,460	(0.8)%	9,036	8,372	7.9%	15,230	16,088	(5.3)%
Dallas, TX	4,974	27,606	27,420	0.7%	11,950	11,250	6.2%	15,656	16,170	(3.2)%
Denver, CO	2,873	20,111	19,475	3.3%	6,041	5,254	15.0%	14,070	14,221	(1.1)%
SE Florida	2,376	20,513	19,681	4.2%	7,236	6,671	8.5%	13,277	13,010	2.1%
Tampa, FL	2,654	20,371	19,851	2.6%	6,952	6,210	11.9%	13,419	13,641	(1.6)%
Orlando, FL	3,294	20,187	19,712	2.4%	7,522	7,102	5.9%	12,665	12,610	0.4%
Charlotte, NC	2,838	16,718	16,244	2.9%	4,971	4,588	8.3%	11,747	11,656	0.8%
Los Angeles/Orange County, CA	1,141	9,878	9,532	3.6%	3,868	3,102	24.7%	6,010	6,430	(6.5)%
Raleigh, NC	2,542	13,674	13,504	1.3%	4,514	3,816	18.3%	9,160	9,688	(5.5)%
San Diego/Inland Empire, CA	1,665	13,910	12,811	8.6%	4,176	3,699	12.9%	9,734	9,112	6.8%
Austin, TX	2,000	11,505	11,387	1.0%	4,576	4,538	0.8%	6,929	6,849	1.2%
Nashville, TN	758	5,175	5,239	(1.2)%	1,874	1,723	8.8%	3,301	3,516	(6.1)%

Total Same Property	47,423	$311,087	$303,301	2.6%	$108,145	$100,371	7.7%	$202,942	$202,930	0.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q23	4Q22	Growth	4Q23	4Q22	Growth	4Q23	4Q22	Growth
D.C. Metro	14.7%	96.8%	96.5%	0.3%	$2,223	$2,143	3.7%	$2,545	$2,450	3.9%
Phoenix, AZ	9.7%	94.5%	95.1%	(0.6)%	1,988	1,980	0.4%	2,347	2,312	1.5%
Houston, TX	11.0%	94.4%	95.0%	(0.6)%	1,754	1,708	2.7%	2,023	1,946	4.0%
Atlanta, GA	7.5%	93.5%	95.4%	(1.9)%	1,889	1,886	0.2%	2,178	2,153	1.1%
Dallas, TX	7.7%	94.1%	95.4%	(1.3)%	1,710	1,684	1.5%	1,964	1,927	2.0%
Denver, CO	6.9%	96.4%	96.1%	0.3%	2,103	2,026	3.8%	2,421	2,351	3.0%
SE Florida	6.6%	96.0%	96.2%	(0.2)%	2,651	2,546	4.1%	2,998	2,871	4.4%
Tampa, FL	6.6%	95.7%	96.7%	(1.0)%	2,358	2,279	3.5%	2,674	2,580	3.6%
Orlando, FL	6.2%	94.6%	96.4%	(1.8)%	1,880	1,817	3.5%	2,159	2,071	4.2%
Charlotte, NC	5.8%	94.5%	95.8%	(1.3)%	1,797	1,736	3.5%	2,077	1,992	4.2%
Los Angeles/Orange County, CA	3.0%	91.6%	96.2%	(4.6)%	3,013	2,962	1.7%	3,145	2,905	8.2%
Raleigh, NC	4.5%	94.7%	95.7%	(1.0)%	1,626	1,583	2.7%	1,892	1,851	2.3%
San Diego/Inland Empire, CA	4.8%	95.5%	96.2%	(0.7)%	2,659	2,496	6.5%	2,915	2,666	9.3%
Austin, TX	3.4%	94.5%	95.8%	(1.3)%	1,742	1,717	1.5%	2,027	1,981	2.3%
Nashville, TN	1.6%	93.4%	96.9%	(3.5)%	2,298	2,247	2.3%	2,434	2,378	2.3%

Total Same Property	100.0%	94.9%	95.8%	(0.9)%	$2,014	$1,960	2.8%	$2,303	$2,225	3.5%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q23	3Q23	Growth	4Q23	3Q23	Growth	4Q23	3Q23	Growth
D.C. Metro	5,911	$43,691	$43,628	0.1%	$13,809	$13,761	0.3%	$29,882	$29,867	0.1%
Phoenix, AZ	4,029	26,813	26,840	(0.1)%	7,207	7,455	(3.3)%	19,606	19,385	1.1%
Houston, TX	6,398	36,669	36,878	(0.6)%	14,413	16,234	(11.2)%	22,256	20,644	7.8%
Atlanta, GA	3,970	24,266	24,568	(1.2)%	9,036	9,401	(3.9)%	15,230	15,167	0.4%
Dallas, TX	4,974	27,606	28,013	(1.5)%	11,950	12,056	(0.9)%	15,656	15,957	(1.9)%
Denver, CO	2,873	20,111	20,150	(0.2)%	6,041	6,173	(2.1)%	14,070	13,977	0.7%
SE Florida	2,376	20,513	20,355	0.8%	7,236	7,130	1.5%	13,277	13,225	0.4%
Tampa, FL	2,654	20,371	20,359	0.1%	6,952	7,071	(1.7)%	13,419	13,288	1.0%
Orlando, FL	3,294	20,187	20,540	(1.7)%	7,522	7,544	(0.3)%	12,665	12,996	(2.5)%
Charlotte, NC	2,838	16,718	16,843	(0.7)%	4,971	4,959	0.2%	11,747	11,884	(1.2)%
Los Angeles/Orange County, CA	1,141	9,878	10,087	(2.1)%	3,868	3,714	4.1%	6,010	6,373	(5.7)%
Raleigh, NC	2,542	13,674	13,905	(1.7)%	4,514	4,356	3.6%	9,160	9,549	(4.1)%
San Diego/Inland Empire, CA	1,665	13,910	13,748	1.2%	4,176	4,256	(1.9)%	9,734	9,492	2.5%
Austin, TX	2,000	11,505	11,643	(1.2)%	4,576	4,660	(1.8)%	6,929	6,983	(0.8)%
Nashville, TN	758	5,175	5,408	(4.3)%	1,874	1,857	0.9%	3,301	3,551	(7.0)%

Total Same Property	47,423	$311,087	$312,965	(0.6)%	$108,145	$110,627	(2.2)%	$202,942	$202,338	0.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q23	3Q23	Growth	4Q23	3Q23	Growth	4Q23	3Q23	Growth
D.C. Metro	14.7%	96.8%	96.6%	0.2%	$2,223	$2,209	0.6%	$2,545	$2,546	(0.1)%
Phoenix, AZ	9.7%	94.5%	94.4%	0.1%	1,988	1,989	(0.1)%	2,347	2,353	(0.2)%
Houston, TX	11.0%	94.4%	95.2%	(0.8)%	1,754	1,751	0.2%	2,023	2,019	0.2%
Atlanta, GA	7.5%	93.5%	94.7%	(1.2)%	1,889	1,901	(0.6)%	2,178	2,177	0.0%
Dallas, TX	7.7%	94.1%	95.3%	(1.2)%	1,710	1,716	(0.3)%	1,964	1,969	(0.3)%
Denver, CO	6.9%	96.4%	96.6%	(0.2)%	2,103	2,091	0.6%	2,421	2,420	0.0%
SE Florida	6.6%	96.0%	95.8%	0.2%	2,651	2,635	0.6%	2,998	2,982	0.6%
Tampa, FL	6.6%	95.7%	96.0%	(0.3)%	2,358	2,349	0.4%	2,674	2,665	0.4%
Orlando, FL	6.2%	94.6%	95.6%	(1.0)%	1,880	1,892	(0.6)%	2,159	2,173	(0.7)%
Charlotte, NC	5.8%	94.5%	95.6%	(1.1)%	1,797	1,795	0.1%	2,077	2,069	0.4%
Los Angeles/Orange County, CA	3.0%	91.6%	94.5%	(2.9)%	3,013	3,027	(0.5)%	3,145	3,119	0.8%
Raleigh, NC	4.5%	94.7%	95.4%	(0.7)%	1,626	1,626	0.0%	1,892	1,911	(1.0)%
San Diego/Inland Empire, CA	4.8%	95.5%	96.3%	(0.8)%	2,659	2,636	0.9%	2,915	2,857	2.0%
Austin, TX	3.4%	94.5%	95.8%	(1.3)%	1,742	1,747	(0.3)%	2,027	2,026	0.1%
Nashville, TN	1.6%	93.4%	95.3%	(1.9)%	2,298	2,323	(1.1)%	2,434	2,495	(2.4)%

Total Same Property	100.0%	94.9%	95.6%	(0.7)%	$2,014	$2,012	0.1%	$2,303	$2,301	0.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2023
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2023	2022	Growth	2023	2022	Growth	2023	2022	Growth
D.C. Metro	5,911	$172,221	$163,473	5.4%	$54,095	$51,247	5.6%	$118,126	$112,226	5.3%
Phoenix, AZ	4,029	107,065	103,414	3.5%	28,838	26,484	8.9%	78,227	76,930	1.7%
Houston, TX	6,398	145,524	140,241	3.8%	64,444	62,556	3.0%	81,080	77,685	4.4%
Atlanta, GA	3,970	97,203	96,430	0.8%	35,727	33,083	8.0%	61,476	63,347	(3.0)%
Dallas, TX	4,974	110,947	106,021	4.6%	46,961	45,092	4.1%	63,986	60,929	5.0%
Denver, CO	2,873	79,692	75,142	6.1%	24,133	21,496	12.3%	55,559	53,646	3.6%
SE Florida	2,376	81,205	75,081	8.2%	27,961	25,510	9.6%	53,244	49,571	7.4%
Tampa, FL	2,654	81,114	75,116	8.0%	28,215	25,826	9.3%	52,899	49,290	7.3%
Orlando, FL	3,294	81,351	75,374	7.9%	30,162	27,468	9.8%	51,189	47,906	6.9%
Charlotte, NC	2,838	66,504	62,254	6.8%	19,665	18,544	6.0%	46,839	43,710	7.2%
Los Angeles/Orange County, CA	1,141	39,340	38,924	1.1%	14,192	13,464	5.4%	25,148	25,460	(1.2)%
Raleigh, NC	2,542	54,850	52,072	5.3%	17,151	15,779	8.7%	37,699	36,293	3.9%
San Diego/Inland Empire, CA	1,665	54,196	50,602	7.1%	16,541	14,766	12.0%	37,655	35,836	5.1%
Austin, TX	2,000	46,061	43,991	4.7%	18,965	18,818	0.8%	27,096	25,173	7.6%
Nashville, TN	758	21,291	20,112	5.9%	7,339	7,127	3.0%	13,952	12,985	7.4%

Total Same Property	47,423	$1,238,564	$1,178,247	5.1%	$434,389	$407,260	6.7%	$804,175	$770,987	4.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2023	2022	Growth	2023	2022	Growth	2023	2022	Growth
D.C. Metro	14.7%	96.5%	96.9%	(0.4)%	$2,192	$2,069	5.9%	$2,515	$2,378	5.8%
Phoenix, AZ	9.7%	94.4%	95.4%	(1.0)%	1,988	1,911	4.0%	2,343	2,241	4.5%
Houston, TX	10.1%	94.6%	95.6%	(1.0)%	1,740	1,664	4.6%	2,003	1,910	4.8%
Atlanta, GA	7.6%	94.2%	96.5%	(2.3)%	1,892	1,813	4.4%	2,163	2,097	3.1%
Dallas, TX	8.0%	94.9%	96.5%	(1.6)%	1,706	1,602	6.5%	1,956	1,841	6.2%
Denver, CO	6.9%	96.3%	96.5%	(0.2)%	2,074	1,944	6.7%	2,401	2,259	6.3%
SE Florida	6.6%	96.1%	97.1%	(1.0)%	2,620	2,387	9.8%	2,964	2,713	9.2%
Tampa, FL	6.6%	96.2%	97.5%	(1.3)%	2,336	2,138	9.3%	2,646	2,420	9.3%
Orlando, FL	6.4%	95.8%	97.4%	(1.6)%	1,870	1,702	9.9%	2,145	1,958	9.5%
Charlotte, NC	5.8%	95.1%	96.5%	(1.4)%	1,778	1,642	8.3%	2,051	1,895	8.2%
Los Angeles/Orange County, CA	3.1%	94.1%	97.3%	(3.2)%	3,010	2,864	5.1%	3,049	2,922	4.3%
Raleigh, NC	4.7%	95.1%	96.5%	(1.4)%	1,613	1,505	7.2%	1,889	1,770	6.7%
San Diego/Inland Empire, CA	4.7%	95.7%	97.3%	(1.6)%	2,606	2,391	9.0%	2,832	2,604	8.7%
Austin, TX	3.4%	94.9%	96.7%	(1.8)%	1,740	1,631	6.7%	2,021	1,896	6.5%
Nashville, TN	1.7%	95.5%	96.8%	(1.3)%	2,299	2,162	6.3%	2,450	2,284	7.2%

Total Same Property	100.0%	95.3%	96.5%	(1.2)%	$1,999	$1,875	6.6%	$2,283	$2,147	6.3%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2023
(In thousands)

(Unaudited)

					% of Actual
					4Q23 Operating
Quarterly Comparison (a) (b)	4Q23	4Q22	$ Change	% Change	Expenses

Property taxes	$37,153	$36,253	$900	2.5%	34.4%
Salaries and Benefits for On-site Employees	19,305	18,124	1,181	6.5%	17.9%
Utilities	21,305	20,415	890	4.4%	19.7%
Repairs and Maintenance	13,038	12,024	1,014	8.4%	12.1%
Property Insurance	8,286	5,747	2,539	44.2%	7.6%
General and Administrative	6,093	5,493	600	10.9%	5.6%
Marketing and Leasing	1,986	1,358	628	46.2%	1.8%
Other	979	957	22	2.3%	0.9%

Total Same Property	$108,145	$100,371	$7,774	7.7%	100.0%

					% of Actual
					4Q23 Operating
Sequential Comparison (a) (b)	4Q23	3Q23	$ Change	% Change	Expenses

Property taxes	$37,153	$38,615	($1,462)	(3.8)%	34.4%
Salaries and Benefits for On-site Employees	19,305	18,872	433	2.3%	17.9%
Utilities	21,305	21,197	108	0.5%	19.7%
Repairs and Maintenance	13,038	14,474	(1,436)	(9.9)%	12.1%
Property Insurance	8,286	8,161	125	1.5%	7.6%
General and Administrative	6,093	6,068	25	0.4%	5.6%
Marketing and Leasing	1,986	2,262	(276)	(12.2)%	1.8%
Other	979	978	1	0.1%	0.9%

Total Same Property	$108,145	$110,627	($2,482)	(2.2)%	100.0%

					% of Actual
					2023 Operating
Year to Date Comparison (a) (b)	2023	2022	$ Change	% Change	Expenses

Property taxes	$154,026	$149,433	$4,593	3.1%	35.5%
Salaries and Benefits for On-site Employees	74,079	74,602	(523)	(0.7)%	17.1%
Utilities	83,527	80,114	3,413	4.3%	19.2%
Repairs and Maintenance	55,323	50,552	4,771	9.4%	12.7%
Property Insurance	31,948	22,287	9,661	43.3%	7.4%
General and Administrative	24,094	20,640	3,454	16.7%	5.5%
Marketing and Leasing	7,451	5,814	1,637	28.2%	1.7%
Other	3,941	3,818	123	3.2%	0.9%

Total Same Property	$434,389	$407,260	$27,129	6.7%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2023 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 1/31/2024
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoDa	387	$107.6			3Q20	1Q23	4Q23	2Q24	89%	90%
	Charlotte, NC

Total Completed Communities in Lease-Up		387	$107.6							89%	90%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/31/2024
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Durham	420	$145.0	$126.8	$79.3	1Q21	3Q23	2Q24	4Q25	17%	13%
	Durham, NC
2.	Camden Woodmill Creek	189	75.0	64.5	25.6	3Q22	4Q23	3Q24	2Q25	15%	10%
	The Woodlands, TX
3.	Camden Village District	369	138.0	68.4	68.4	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC
4.	Camden Long Meadow Farms	188	80.0	40.7	40.7	3Q22	1Q24	3Q24	2Q25
	Richmond, TX

Total Development Communities		1,166	$438.0	$300.4	$214.0					16%	12%

Additional Development Pipeline and Land(a)					272.9

Total Properties Under Development and Land (per Balance Sheet)					$486.9

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q23 NOI
Completed Communities in Lease-Up								$107.6	$1.3
Development Communities in Lease-Up								191.3	—
Total Development Communities NOI Contribution								$298.9	$1.3

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF DECEMBER 31, 2023 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden South Charlotte	420	$153.0	$32.9
	Charlotte, NC
2.	Camden Blakeney	349	145.0	26.0
	Charlotte, NC
3.	Camden Baker	435	165.0	33.1
	Denver, CO
4.	Camden Nations	393	175.0	39.0
	Nashville, TN
5.	Camden Gulch	480	260.0	49.1
	Nashville, TN
6.	Camden Paces III	350	100.0	22.5
	Atlanta, GA
7.	Camden Highland Village II	300	100.0	10.4
	Houston, TX
8.	Camden Arts District	354	150.0	45.5
	Los Angeles, CA
9.	Camden Downtown II	271	145.0	14.4
	Houston, TX
Development Pipeline		3,352	$1,393.0	$272.9

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DISPOSITIONS

(Unaudited)

2023 DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2023 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Sea Palms	Costa Mesa, CA	$61.1	138 Homes	$2,588	1990	6/29/2023
2.	Camden Martinique	Costa Mesa, CA	232.0	714 Homes	2,304	1986	12/28/2023

Total/Average Disposition			$293.1	852 Homes	$2,350

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2023:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2024(c)	($3,375)	$—	$540,000	$536,625	14.4%	4.2%
2025(d)	(3,070)	—	300,000	296,930	8.0%	6.2%
2026	(2,881)	24,000	511,599	532,718	14.3%	6.6%
2027	(1,959)	174,900	—	172,941	4.7%	3.9%
2028	(1,646)	132,025	400,000	530,379	14.3%	3.8%
Thereafter	(4,157)	—	1,650,000	1,645,843	44.3%	3.3%
Total Maturing Debt	($17,088)	$330,925	$3,401,599	$3,715,436	100.0%	4.2%

Unsecured Line of Credit	$—	$—	$—	$—	—%	—%
Total Debt	($17,088)	$330,925	$3,401,599	$3,715,436	100.0%	4.2%

Weighted Average Maturity of Debt(e)		5.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$848,547	22.8%	6.5%	2.3 Years
Fixed rate debt	2,866,889	77.2%	3.6%	6.6 Years
Total	$3,715,436	100.0%	4.2%	5.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,385,309	91.1%	4.3%	5.8 Years
Secured debt	330,127	8.9%	3.9%	3.6 Years
Total	$3,715,436	100.0%	4.2%	5.6 Years

REAL ESTATE ASSETS: (f)	Total Homes	% of Total	Total Cost	% of Total	4Q23 NOI	% of Total
Unencumbered real estate assets	55,190	92.3%	$11,849,895	89.8%	$234,430	93.4%
Encumbered real estate assets	4,610	7.7%	1,342,232	10.2%	16,620	6.6%
Total	59,800	100.0%	$13,192,127	100.0%	$251,050	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.5x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) 2024 maturities include $250 million unsecured bond retired in January 2024 at scheduled maturity.

(d) Subsequent to quarter end, we issued $400 million senior unsecured notes due January 15, 2034 ("2034 Notes") under our existing shelf registration statement. In January 2024, we used the proceeds from the 2034 Notes to repay the outstanding balance on the $300 million unsecured term loan that was scheduled to mature in 2025.

(e) After giving effect to the debt transactions subsequent to 12/31/23, our weighted average maturity of debt is 6.4 years.

(f) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2024 AND 2025:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2024(a)	($879)	$—	$250,000	$249,121	4.4%
2Q 2024	(881)	—	—	(881)	N/A
3Q 2024	(858)	—	290,000	289,142	4.1%
4Q 2024	(757)	—	—	(757)	N/A
2024	($3,375)	$—	$540,000	$536,625	4.2%

1Q 2025	($760)	$—	$—	($760)	N/A
2Q 2025	(765)	—	—	(765)	N/A
3Q 2025(b)	(771)	—	300,000	299,229	6.2%
4Q 2025	(774)	—	—	(774)	N/A
2025	($3,070)	$—	$300,000	$296,930	6.2%

(a) 2024 maturities include $250 million unsecured bond retired in January 2024 at scheduled maturity.

(b) Subsequent to quarter end, we issued $400 million senior unsecured notes due January 15, 2034 ("2034 Notes") under our existing shelf registration statement. In January 2024, we used the proceeds from the 2034 Notes to repay the outstanding balance on the $300 million unsecured term loan that was scheduled to mature in 2025.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	544%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	365%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	622%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2023
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,995	$50	$415	$7
Appliances	10	years	1,471	25	431	7
Painting	—		—	—	1,952	33
Cabinetry/Countertops	8	years	219	4	—	—
Other	7	years	2,361	40	936	16
Exteriors
Painting	5	years	1,903	32	—	—
Carpentry	10	years	1,104	19	—	—
Landscaping	6	years	2,100	35	2,983	50
Roofing	18	years	2,402	41	255	4
Site Drainage	10	years	546	9	—	—
Fencing/Stair	10	years	447	8	—	—
Other (b)	10	years	6,366	107	6,371	108
Common Areas
Mech., Elec., Plumbing	9	years	6,237	105	2,663	45
Parking/Paving	5	years	404	7	—	—
Pool/Exercise/Facility	6	years	3,372	57	433	7
Total Recurring (c)			$31,927	$539	$16,439	$277
Weighted Average Apartment Homes				59,245		59,245

Non-recurring & revenue enhancing capitalized expenditures (d)			$455

Reposition Expenditures (e)	10	years	$23,703	$31,859
Repositioned Apartment Homes				744

	Year to Date 2023
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$11,786	$200	$1,752	$30
Appliances	10	years	5,894	100	1,664	28
Painting	—		—	—	8,327	141
Cabinetry/Countertops	8	years	679	11	—	—
Other	7	years	9,034	153	4,556	77
Exteriors
Painting	5	years	3,056	52	—	—
Carpentry	10	years	2,815	47	—	—
Landscaping	6	years	4,423	75	13,297	225
Roofing	18	years	4,604	78	876	15
Site Drainage	10	years	1,797	30	—	—
Fencing/Stair	10	years	1,894	32	—	—
Other (b)	10	years	19,451	329	25,188	426
Common Areas
Mech., Elec., Plumbing	9	years	20,357	345	11,679	198
Parking/Paving	5	years	1,349	23	—	—
Pool/Exercise/Facility	6	years	9,955	169	2,095	35
Total Recurring (c)			$97,094	$1,644	$69,434	$1,175
Weighted Average Apartment Homes				59,068		59,068

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,659

Reposition Expenditures (e)	10	years	$84,123	$30,769
Repositioned Apartment Homes				2,734

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2023.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2023 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2024 FINANCIAL OUTLOOK
AS OF FEBRUARY 1, 2024

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.54 - $6.84
Expected CORE FFO per share - diluted	$6.59 - $6.89

"Same Property" Communities
Number of Units - 2024	55,866
2023 Base Net Operating Income	$933 million
Total Revenue Growth	0.50% - 2.50%
Total Expense Growth	3.75% - 5.25%
Net Operating Income Growth	(1.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.084 / share
Bad Debt Midpoint	1.1%

Capitalized Expenditures
Recurring	$101 - $105 million
Revenue Enhancing Capex and Repositions (a)	$90 - $94 million
Non - Recurring Capital Expenditures	$23 - $25 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$0 - $500 million
Disposition Volume (consolidated on balance sheet)	$115 - $615 million

Development
Development Starts (consolidated on balance sheet)	$0 - $300 million
Development Spend (consolidated on balance sheet)	$160 - $190 million

Non-Property Income
Non-Property Income	$7 - $8 million
Includes: Fee and asset management income and interest and other income

CORE Corporate Expenses
General and Administrative Expenses	$61 - $65 million
Property Management Expense	$34 - $37 million
Fee and Asset Management Expense	$1 - $2 million
Corporate G&A Depreciation/Amortization	$11 - $14 million
Income Tax Expense	$3 - $4 million

Non-CORE Corporate Expenses / Insurance Adjustments	$5 - $6 million

Capital
Expensed Interest	$124 - $128 million
Capitalized Interest	$17 - $18 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613
Real estate depreciation and amortization	141,892	144,105	562,654	565,913
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,845	1,762	7,244	7,895
Gain on sale of operating properties	(176,412)	—	(225,331)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$189,655	$191,576	$747,876	$719,612

Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,534	$191,479	$751,962	$712,807

Less: recurring capitalized expenditures	(31,927)	(29,033)	(97,094)	(90,715)

Core adjusted funds from operations	$158,607	$162,446	$654,868	$622,092

Weighted average number of common shares outstanding:
EPS diluted	110,312	108,512	109,399	108,388
FFO/Core FFO/ Core AFFO diluted	110,312	110,117	110,269	109,261
a) Activity relates to proceeds from an earn-out from a previously sold technology investment

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Total Earnings Per Common Share - Diluted	$2.03	$0.42	$3.70	$6.04
Real estate depreciation and amortization	1.28	1.31	5.07	5.15
Adjustments for unconsolidated joint ventures	—	—	—	0.02
Income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Gain on sale of operating property	(1.60)	—	(2.04)	(0.33)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(4.34)
FFO per common share - Diluted	$1.72	$1.74	$6.78	$6.59

Plus: Casualty-related expenses, net of recoveries	0.01	0.01	0.01	0.02
Plus: Severance	—	—	—	0.01
Plus: Legal costs and settlements, net of recoveries	—	—	—	—
Plus: Loss on early retirement of debt	—	—	0.03	—
Plus: Expensed development & other pursuit costs	—	—	—	—
Less: Net below market lease amortization	—	(0.01)	—	(0.08)
Less: Miscellaneous (income)/expense (a)	—	—	—	(0.02)
Core FFO per common share - Diluted	$1.73	$1.74	$6.82	$6.52

Less: recurring capitalized expenditures	(0.29)	(0.26)	(0.88)	(0.83)

Core AFFO per common share - Diluted	$1.44	$1.48	$5.94	$5.69

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q24	Range	2024	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.74	$0.78	$1.72	$2.02
Expected real estate depreciation and amortization	1.28	1.28	5.17	5.17
Expected income allocated to non-controlling interests	0.01	0.01	0.06	0.06
Expected (gain) on sale of operating properties	(0.41)	(0.41)	(0.41)	(0.41)
Expected FFO per share - diluted	$1.62	$1.66	$6.54	$6.84
Anticipated Adjustments to FFO	0.03	0.03	0.05	0.05
Expected Core FFO per share - diluted	$1.65	$1.69	$6.59	$6.89

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net income	$224,175	$47,471	$410,553	$661,508
Less: Fee and asset management income	(1,078)	(931)	(3,451)	(5,188)
Less: Interest and other income	(322)	(138)	(879)	(3,019)
Less: (Income)/loss on deferred compensation plans	(9,981)	(8,813)	(15,398)	19,637
Plus: Property management expense	8,767	7,373	33,706	28,601
Plus: Fee and asset management expense	440	426	1,717	2,516
Plus: General and administrative expense	15,744	15,887	62,506	60,413
Plus: Interest expense	33,968	30,668	133,395	113,424
Plus: Depreciation and amortization expense	144,956	147,271	574,813	577,020
Plus: Expense/(benefit) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Plus: Loss on early retirement of debt	—	—	2,513	—
Less: Gain on sale of operating properties, including land	(176,497)	—	(225,416)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Less: Equity in income of joint ventures	—	—	—	(3,048)
Plus: Income tax expense	897	753	3,650	2,966
NOI	$251,050	$248,780	$993,107	$924,675

"Same Property" Communities	$202,942	$202,930	$804,175	$770,987
Non-"Same Property" Communities	41,983	39,753	163,983	123,942
Development and Lease-Up Communities	1,262	25	2,615	28
Disposition/Other	4,863	6,072	22,334	29,718
NOI	$251,050	$248,780	$993,107	$924,675

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net income	$224,175	$47,471	$410,553	$661,508
Plus: Interest expense	33,968	30,668	133,395	113,424
Plus: Depreciation and amortization expense	144,956	147,271	574,813	577,020
Plus: Income tax expense	897	753	3,650	2,966
Less: Gain on sale of operating properties, including land	(176,497)	—	(225,416)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
EBITDAre	$227,499	$226,163	$896,995	$844,400
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Equity in income of joint ventures	—	—	—	(3,048)
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Adjusted EBITDAre	$228,378	$226,066	$901,081	$834,547
Annualized Adjusted EBITDAre	$913,512	$904,264	$901,081	$834,547

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Unsecured notes payable	$3,394,948	$3,188,976	$3,350,767	$3,242,448
Secured notes payable	330,108	514,940	391,745	386,096
Total debt	3,725,056	3,703,916	3,742,512	3,628,544
Less: Cash and cash equivalents	(95,392)	(3,562)	(30,257)	(186,178)
Net debt	$3,629,664	$3,700,354	$3,712,255	$3,442,366

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net debt	$3,629,664	$3,700,354	$3,712,255	$3,442,366
Annualized Adjusted EBITDAre	913,512	904,264	901,081	834,547
Net Debt to Annualized Adjusted EBITDAre	4.0x	4.1x	4.1x	4.1x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs and settlements, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2022, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '24	Q2 '24	Q3 '24	Q4 '24
Earnings Release & Conference Call	Early May	Early August	Late October	Early February

Dividend Information - Common Shares:	Q1 '23	Q2 '23	Q3 '23	Q4 '23
Declaration Date	2/2/2023	6/15/2023	9/15/2023	12/1/2023
Record Date	3/31/2023	6/30/2023	9/29/2023	12/15/2023
Payment Date	4/17/2023	7/17/2023	10/17/2023	1/17/2024
Distributions Per Share	$1.00	$1.00	$1.00	$1.00

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2023

(Unaudited)							4Q23 Avg Monthly		4Q23 Avg Monthly
			Year Placed	Average	Apartment	4Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,955	$1.71	$2,291	$2.00
Camden Copper Square	Phoenix	AZ	2000	786	332	93%	1,685	2.14	2,041	2.60
Camden Foothills	Scottsdale	AZ	2014	1,032	220	95%	2,171	2.10	2,602	2.52
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	2,040	1.91	2,385	2.23
Camden Montierra	Scottsdale	AZ	1999	1,071	249	94%	1,986	1.85	2,379	2.22
Camden North End I	Phoenix	AZ	2019	921	441	96%	2,025	2.20	2,426	2.64
Camden North End II	Phoenix	AZ	2021	885	343	95%	2,045	2.31	2,426	2.74
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	93%	2,281	2.56	2,575	2.89
Camden Pecos Ranch	Chandler	AZ	2001	949	272	93%	1,715	1.81	2,053	2.16
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,878	1.91	2,189	2.22
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	2,040	1.96	2,397	2.30
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	92%	2,047	1.57	2,435	1.87
Camden Tempe	Tempe	AZ	2015	1,043	234	93%	2,003	1.92	2,387	2.29
Camden Tempe II	Tempe	AZ	2023	981	397	96%	1,837	1.87	2,072	2.11
TOTAL ARIZONA	14	Properties		995	4,426	95%	1,974	1.98	2,323	2.33

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	2,712	2.69	2,995	2.97
Camden Glendale	Glendale	CA	2015	893	307	96%	2,854	3.20	3,086	3.46
Camden Harbor View	Long Beach	CA	2004/2016	981	547	89%	3,026	3.09	3,207	3.27
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,657	2.63	2,877	2.85
The Camden	Hollywood	CA	2016	767	287	91%	3,160	4.12	3,115	4.06
Total Los Angeles/Orange County	5	Properties		943	1,811	93%	2,893	3.07	3,071	3.26

Camden Hillcrest	San Diego	CA	2021	1,223	132	96%	3,680	3.01	3,836	3.14
Camden Landmark	Ontario	CA	2006	982	469	95%	2,241	2.28	2,445	2.49
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,904	2.80	3,165	3.05
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	2,829	2.94	3,154	3.28
Camden Tuscany	San Diego	CA	2003	895	160	95%	3,228	3.61	3,491	3.90
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	2,460	2.34	2,699	2.56
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,734	2.71	2,985	2.96

TOTAL CALIFORNIA	11	Properties		975	3,608	94%	2,814	2.88	3,028	3.10

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,930	2.17	2,231	2.51
Camden Caley	Englewood	CO	2000	921	218	97%	1,959	2.13	2,247	2.44
Camden Denver West	Golden	CO	1997	1,015	320	96%	2,314	2.28	2,668	2.63
Camden Flatirons	Denver	CO	2015	960	424	97%	2,053	2.14	2,372	2.47
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,306	2.01	2,650	2.31
Camden Interlocken	Broomfield	CO	1999	1,002	340	95%	2,118	2.11	2,446	2.44
Camden Lakeway	Littleton	CO	1997	929	459	97%	2,044	2.20	2,341	2.52
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,892	2.24	2,121	2.51
Camden RiNo	Denver	CO	2020	828	233	96%	2,279	2.75	2,696	3.25
TOTAL COLORADO	9	Properties		957	2,873	96%	2,103	2.20	2,421	2.53

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	2,143	2.02	2,454	2.31
Camden College Park	College Park	MD	2008	942	509	96%	1,900	2.02	2,193	2.33
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,258	2.31	2,582	2.64
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,265	2.15	2,598	2.46
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,268	2.43	2,637	2.82
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	2,184	2.19	2,491	2.50
Camden Grand Parc	Washington	DC	2002	672	105	95%	2,775	4.13	3,052	4.54
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,167	2.15	2,478	2.46
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,033	2.38	2,329	2.72
Camden Noma	Washington	DC	2014	769	321	96%	2,311	3.00	2,698	3.51
Camden Noma II	Washington	DC	2017	759	405	98%	2,397	3.16	2,794	3.68
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,334	2.80	2,716	3.26
Camden Roosevelt	Washington	DC	2003	856	198	97%	3,159	3.69	3,541	4.14
Camden Shady Grove	Rockville	MD	2018	877	457	96%	2,059	2.35	2,312	2.64
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	2,120	2.17	2,399	2.46
Camden South Capitol	Washington	DC	2013	821	281	94%	2,459	2.99	2,928	3.56
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,106	2.42	2,364	2.72
TOTAL DC METRO	17	Properties		913	6,192	97%	2,233	2.45	2,563	2.81

Camden Atlantic	Plantation	FL	2022	919	269	97%	2,400	2.61	2,642	2.87
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,767	2.50	3,173	2.86
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,619	3.11	2,917	3.46
Camden Brickell	Miami	FL	2003	937	405	96%	2,953	3.15	3,221	3.44
Camden Doral	Miami	FL	1999	1,120	260	97%	2,639	2.36	2,914	2.60
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	2,923	2.33	3,241	2.59
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,857	2.74	3,227	3.09
Camden Plantation	Plantation	FL	1997	1,201	502	96%	2,420	2.01	2,747	2.29
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	2,447	2.20	2,836	2.55
Total Southeast Florida	9	Properties		1,065	3,050	96%	2,669	2.51	2,995	2.81

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2023

(Unaudited)							4Q23 Avg Monthly		4Q23 Avg Monthly
			Year Placed	Average	Apartment	4Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	95%	$1,957	$1.82	$2,253	$2.10
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,825	1.91	2,095	2.19
Camden Lake Eola	Orlando	FL	2021	944	360	97%	2,420	2.56	2,689	2.85
Camden LaVina	Orlando	FL	2012	969	420	94%	1,889	1.95	2,218	2.29
Camden Lee Vista	Orlando	FL	2000	937	492	95%	1,860	1.98	2,169	2.31
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,882	2.34	2,096	2.60
Camden Orange Court	Orlando	FL	2008	817	268	94%	1,769	2.17	2,067	2.53
Camden Thornton Park	Orlando	FL	2016	920	299	95%	1,970	2.14	2,253	2.45
Camden Town Square	Orlando	FL	2012	983	438	94%	1,898	1.93	2,135	2.17
Camden Waterford Lakes	Orlando	FL	2014	971	300	96%	1,928	1.99	2,172	2.24
Camden World Gateway	Orlando	FL	2000	979	408	92%	1,877	1.92	2,161	2.21
Total Orlando	11	Properties		944	3,954	95%	1,933	2.05	2,210	2.34

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,907	2.02	2,240	2.38
Camden Central	St. Petersburg	FL	2019	942	368	96%	3,404	3.61	3,783	4.01
Camden Montague	Tampa	FL	2012	972	192	97%	1,905	1.96	2,210	2.27
Camden Pier District	St. Petersburg	FL	2016	989	358	96%	3,508	3.55	3,691	3.73
Camden Preserve	Tampa	FL	1996	942	276	95%	2,066	2.19	2,363	2.51
Camden Royal Palms	Brandon	FL	2006	1,017	352	92%	1,804	1.77	2,136	2.10
Camden Visconti	Tampa	FL	2007	1,125	450	94%	2,062	1.83	2,378	2.11
Camden Westchase Park	Tampa	FL	2012	992	348	97%	2,095	2.11	2,431	2.45
Total Tampa	8	Properties		990	3,104	96%	2,315	2.34	2,631	2.66

TOTAL FLORIDA	28	Properties		995	10,108	95%	2,272	2.28	2,578	2.59

Camden Brookwood	Atlanta	GA	2002	916	359	92%	1,740	1.90	2,073	2.26
Camden Buckhead	Atlanta	GA	2022	1,087	366	86%	2,481	2.28	2,472	2.27
Camden Buckhead Square	Atlanta	GA	2015	827	250	93%	1,815	2.19	1,934	2.34
Camden Creekstone	Atlanta	GA	2002	990	223	95%	1,718	1.74	2,021	2.04
Camden Deerfield	Alpharetta	GA	2000	1,187	292	98%	1,935	1.63	2,228	1.88
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	1,779	1.77	2,057	2.04
Camden Fourth Ward	Atlanta	GA	2014	844	276	96%	2,068	2.45	2,376	2.82
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	1,811	1.94	2,135	2.28
Camden Paces	Atlanta	GA	2015	1,408	379	93%	2,979	2.12	3,309	2.35
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	1,775	1.73	2,080	2.03
Camden Phipps	Atlanta	GA	1996	1,010	234	74%	1,818	1.80	2,044	2.02
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,735	1.52	2,060	1.80
Camden St. Clair	Atlanta	GA	1997	999	336	92%	1,753	1.76	2,074	2.08
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	1,620	1.61	1,928	1.91
Camden Vantage	Atlanta	GA	2010	901	592	93%	1,745	1.94	1,977	2.19
TOTAL GEORGIA	15	Properties		1,020	4,862	92%	1,933	1.90	2,197	2.15

Camden Ballantyne	Charlotte	NC	1998	1,048	400	93%	1,739	1.66	2,044	1.95
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,775	1.96	2,043	2.26
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,843	2.15	2,130	2.49
Camden Fairview	Charlotte	NC	1983	1,036	135	93%	1,554	1.50	1,813	1.75
Camden Foxcroft	Charlotte	NC	1979	940	156	94%	1,450	1.54	1,730	1.84
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,545	1.77	1,825	2.09
Camden Gallery	Charlotte	NC	2017	743	323	95%	2,008	2.70	2,253	3.03
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	2,160	2.04	2,434	2.30
Camden Grandview II	Charlotte	NC	2019	2,241	28	96%	4,121	1.84	4,415	1.97
Camden NoDa	Charlotte	NC	2023	789	387	Lease-Up	1,680	2.13	1,859	2.36
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,601	1.65	1,875	1.93
Camden South End	Charlotte	NC	2003	878	299	93%	1,918	2.18	2,216	2.52
Camden Southline	Charlotte	NC	2015	831	266	96%	2,073	2.50	2,329	2.80
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,748	1.59	2,045	1.86
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,454	1.62	1,704	1.89
Total Charlotte	15	Properties		936	3,491	95%	1,805	1.93	2,038	2.18

Camden Asbury Village	Raleigh	NC	2009	1,009	350	97%	1,632	1.62	1,878	1.86
Camden Carolinian	Raleigh	NC	2017	1,118	186	92%	2,341	2.09	2,520	2.25
Camden Crest	Raleigh	NC	2001	1,012	442	95%	1,531	1.51	1,779	1.76
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	1,630	1.56	1,943	1.86
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,619	1.52	1,906	1.79
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,556	1.61	1,820	1.88
Camden Overlook	Raleigh	NC	2001	1,060	322	95%	1,674	1.58	1,950	1.84
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,459	1.50	1,746	1.80
Camden Westwood	Morrisville	NC	1999	1,022	360	95%	1,563	1.53	1,831	1.79
Total Raleigh	9	Properties		1,022	3,252	95%	1,620	1.59	1,885	1.85

TOTAL NORTH CAROLINA	24	Properties		988	6,743	95%	1,716	1.76	1,964	2.01

Camden Franklin Park	Franklin	TN	2018	967	328	94%	2,056	2.13	2,214	2.29
Camden Music Row	Nashville	TN	2016	903	430	93%	2,482	2.75	2,606	2.88
TOTAL TENNESSEE	2	Properties		931	758	93%	2,298	2.47	2,436	2.62

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2023

(Unaudited)							4Q23 Avg Monthly		4Q23 Avg Monthly
			Year Placed	Average	Apartment	4Q23 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,503	$1.74	$1,820	$2.11
Camden Amber Oaks II	Austin	TX	2012	910	244	93%	1,594	1.75	1,926	2.12
Camden Brushy Creek	Cedar Park	TX	2008	882	272	94%	1,611	1.83	1,838	2.08
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,732	1.90	2,023	2.22
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,915	2.01	2,252	2.36
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,626	1.80	1,921	2.13
Camden La Frontera	Austin	TX	2015	901	300	94%	1,637	1.82	1,896	2.10
Camden Lamar Heights	Austin	TX	2015	838	314	93%	1,834	2.19	2,088	2.49
Camden Rainey Street	Austin	TX	2016	873	326	80%	2,131	2.44	2,378	2.72
Camden Shadow Brook	Austin	TX	2009	909	496	95%	1,522	1.67	1,761	1.94
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,699	1.87	1,980	2.18
Total Austin	11	Properties		897	3,686	93%	1,705	1.90	1,978	2.20

Camden Addison	Addison	TX	1996	942	456	93%	1,603	1.70	1,841	1.95
Camden Belmont	Dallas	TX	2010/2012	946	477	93%	1,802	1.91	2,040	2.16
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,565	1.70	1,842	2.00
Camden Centreport	Ft. Worth	TX	1997	912	268	96%	1,528	1.68	1,826	2.00
Camden Cimarron	Irving	TX	1992	772	286	96%	1,570	2.03	1,770	2.29
Camden Design District	Dallas	TX	2009	939	355	95%	1,713	1.82	1,951	2.08
Camden Farmers Market	Dallas	TX	2001/2005	932	904	92%	1,625	1.74	1,875	2.01
Camden Greenville	Dallas	TX	2017/2018	1,028	558	95%	2,059	2.00	2,246	2.18
Camden Henderson	Dallas	TX	2012	966	106	91%	1,972	2.04	2,305	2.38
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,688	2.03	1,948	2.34
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,774	2.04	2,066	2.37
Camden Panther Creek	Frisco	TX	2009	946	295	95%	1,734	1.83	2,001	2.12
Camden Riverwalk	Grapevine	TX	2008	989	600	96%	1,889	1.91	2,169	2.19
Camden Valley Park	Irving	TX	1986	743	516	94%	1,444	1.94	1,735	2.33
Camden Victory Park	Dallas	TX	2016	861	423	95%	2,041	2.37	2,330	2.71
Total Dallas/Ft. Worth	15	Properties		913	6,224	94%	1,729	1.89	1,986	2.17

Camden City Centre	Houston	TX	2007	932	379	93%	1,616	1.73	1,924	2.06
Camden City Centre II	Houston	TX	2013	869	268	93%	1,578	1.82	1,842	2.12
Camden Cypress Creek	Cypress	TX	2009	993	310	93%	1,567	1.58	1,842	1.85
Camden Cypress Creek II	Cypress	TX	2020	950	234	95%	1,619	1.70	1,894	1.99
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	96%	1,638	1.52	1,926	1.79
Camden Downtown	Houston	TX	2020	1,052	271	89%	2,599	2.47	2,855	2.71
Camden Grand Harbor	Katy	TX	2008	959	300	93%	1,469	1.53	1,727	1.80
Camden Greenway	Houston	TX	1999	861	756	95%	1,528	1.78	1,802	2.09
Camden Heights	Houston	TX	2004	927	352	97%	1,681	1.81	1,997	2.15
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,423	2.07	2,651	2.26
Camden Holly Springs	Houston	TX	1999	934	548	93%	1,456	1.56	1,742	1.86
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,126	2.12	2,417	2.41
Camden Midtown	Houston	TX	1999	844	337	94%	1,575	1.86	1,897	2.25
Camden Northpointe	Tomball	TX	2008	940	384	94%	1,401	1.49	1,681	1.79
Camden Plaza	Houston	TX	2007	915	271	96%	1,745	1.91	2,006	2.19
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,631	2.19	2,956	2.46
Camden Royal Oaks	Houston	TX	2006	923	236	95%	1,514	1.64	1,586	1.72
Camden Royal Oaks II	Houston	TX	2012	1,054	104	98%	1,736	1.65	1,801	1.71
Camden Spring Creek	Spring	TX	2004	1,080	304	95%	1,520	1.41	1,791	1.66
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,291	1.53	1,557	1.84
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,455	1.58	1,717	1.86
Camden Travis Street	Houston	TX	2010	819	253	94%	1,536	1.88	1,840	2.25
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,606	1.86	1,912	2.22
Camden Whispering Oaks	Houston	TX	2008	936	274	95%	1,482	1.58	1,738	1.86
Camden Woodson Park	Houston	TX	2008	916	248	94%	1,381	1.51	1,605	1.75
Camden Yorktown	Houston	TX	2008	995	306	95%	1,404	1.41	1,630	1.64
Total Houston	26	Properties		956	9,154	94%	1,684	1.76	1,954	2.04

TOTAL TEXAS	52	Properties		931	19,064	94%	1,703	1.83	1,969	2.12

TOTAL PROPERTIES	172	Properties		961	58,634	94%	$1,994	$2.07	$2,277	$2.37